SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): February 14, 2007


                           CAROLINA NATIONAL CORPORATION




Incorporated under the     Commission File No. 000-50257      I.R.S. Employer
laws of South Carolina                                        Identification No.
                                                                  571101005


                                 1350 Main Street

                          Columbia, South Carolina 29201

                             Telephone: 803-779-0411


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Section 7   Regulation FD

Item 7.01.  Regulation FD Disclosure.

     Please see news release attached hereto as Exhibit 99.

Section 9.  Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

(c)         Exhibit 99   Registrant's News Release

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   CAROLINA NATIONAL CORPORATION
                                   (Registrant)



Date:  February 14, 2007            By: s/Harry R. Brown
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                                    Harry R. Brown
                                    Chief Financial Officer